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                            [THE VANGUARD GROUP LOGO]
                     VANGUARD(R) FUNDS PROSPECTUS SUPPLEMENT
                            EFFECTIVE AUGUST 26, 2002

             ALL VANGUARD FUNDS TO HOLD SHAREHOLDER MEETINGS IN 2002

There will be a Special Meeting of Shareholders of the Vanguard funds on December 3, 2002, to vote on one or more proposals that have been recommended by each fund's board of trustees. All shareholders of record on September 6, 2002, will have an opportunity to vote on the proposals, which are described in detail in a proxy statement that was first filed with the U.S. Securities and Exchange Commission on August 26, 2002.
     Concurrent with the distribution of the proxy statement to shareholders beginning September 23, 2002, copies of the proxy statement will be available without charge online at www.vanguard.com or by calling Vanguard at 1-800-992-0833. Prior to September 23, 2002, a preliminary version of the proxy statement is available from the Securities and Exchange Commission at www.sec.gov or by calling the SEC at 1-202-942-8090.


























(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSAFS 082002